EXHIBIT 99.1

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6		000000000.000000 ext 000000000.000000 ext
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Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 P.M., Eastern Daylight Savings Time, the day before the meeting date.
Vote by Internet
• Log on to the Internet and go to
www.envisionreports.com/THI2009
• Follow the steps outlined on the secured website.
Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United

   States, Canada & Puerto Rico any time on a touch tone

   telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded

   message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A	Proposals — The Board of Directors recommends a vote FOR Proposal 1.
+

		For	Against	Abstain
1.	To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, entered into as of August 6, 2009, by and among Tim Hortons Inc., a CBCA corporation, THI Mergeco Inc., a wholly-owned subsidiary of Tim Hortons Inc. (CBCA), and Tim Hortons Inc., a Delaware corporation.	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.		Meeting Attendance
		Mark box to the right if	☐
you plan to attend the
Special Meeting.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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Directions to the Tim Hortons Inc. Special Meeting of Stockholders (Oakville, Canada)

The Oakville Conference Centre 2515 Wyecroft Rd. Oakville, Ontario

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

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Revocable Proxy — Tim Hortons Inc.

Proxy for the Special Meeting of Stockholders to be held on September 22, 2009

This Proxy is solicited on behalf of the Board of Directors of Tim Hortons Inc. for the 2009 Special Meeting of Stockholders. The 2009 Special Meeting of Stockholders will be held at The Oakville Conference Centre, 2515 Wyecroft Rd., Oakville, Ontario, at 10:30 a.m., Eastern Time.

The undersigned, a holder of common stock of Tim Hortons Inc., hereby appoints Donald B. Schroeder, Cynthia J. Devine, and Jill E. Aebker, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of Tim Hortons Inc. which the undersigned would be entitled to vote if personally present at the 2009 Special Meeting of Stockholders, and at any adjournment or postponement thereof, in all matters indicated on the reverse side hereto, and with discretionary authority to vote as to any other matters that may properly come before such meeting.

This Proxy, when properly signed, will be voted in the manner directed. If no direction is given, this Proxy will be voted FOR Proposal 1.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY